Derivatives and hedging	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and hedging

Note 8: —Derivatives and hedging

The Company entered into forward, put and call option contracts to hedge certain forecasted payroll and rent payments denominated in NIS, against exchange rate fluctuations of the U.S. dollar for a period of up to twelve months. The Company recorded the cash flows associated with these derivatives under operating activities.

The Company had outstanding contracts designated as hedging instruments in the aggregate notional amount of $49,620 and $14,500 as of December 31, 2021 and 2020, respectively. The fair value of the Company’s outstanding contracts amounted to an asset of $822 and a liability of $4 as of December 31, 2021 and an asset of $314 and a liability of $12 as of December 31, 2020. These assets and liabilities were recorded under other receivables and other account payables and accrued expenses respectively. Gains of $1,160, $1,267 and $261 were reclassified from accumulated other comprehensive loss during the years ended December 31, 2021, 2020 and 2019, respectively. Such gains were reclassified from accumulated other comprehensive loss when the related expenses were incurred. These gains were recorded in the consolidated statements of operations were as follows:

	Year ended December 31,
	2021	2020	2019
Cost of revenue	$(35)	$(87)	$(17)
Research and development	(717)	(655)	(142)
Sales and marketing	(266)	(311)	(59)
General and administrative	(142)	(214)	(43)
	$(1,160)	$(1,267)	$(261)